SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

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Maryland	000-49806	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 691-1519

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 1, 2010, First PacTrust Bancorp, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of a private placement of $60.0 million of its common stock.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits:

          The following exhibit is filed herewith:

99.1	Press release dated November 1, 2010 announcing completion of private placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: November 1, 2010	By:	/s/ James P. Sheehy
James P. Sheehy
Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.                                           Description

99.1	Press release dated November 1, 2010 announcing completion of private placement